Exhibit 99.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

            In connection with the accompanying Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended March 31, 2003, I, Robert D. Glynn, Jr., Chairman, Chief Executive Officer and President of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

            (1)            such Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended March 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2)            the information contained in such Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

/s/ ROBERT D. GLYNN, JR.
ROBERT D. GLYNN, JR.

Chairman, Chief Executive Officer and President

May 12, 2003

A signed original of this written statement required by Section 906 has been provided to PG&E Corporation and will be retained by PG&E Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

            In connection with the accompanying Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended March 31, 2003, I, Peter A. Darbee, Senior Vice President and Chief Financial Officer of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

            (1)           such Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended March 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2)           the information contained in such Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

/s/ PETER A. DARBEE
PETER A. DARBEE

Senior Vice President and Chief Financial Officer

May 12, 2003

A signed original of this written statement required by Section 906 has been provided to PG&E Corporation and will be retained by PG&E Corporation and furnished to the Securities and Exchange Commission or its staff upon request.